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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-30943 and 333-50519) of 8x8, Inc. of our report dated May 1, 1998 appearing on page 24 of this Form 10-K.



Price Waterhouse LLP
San Jose, California
May 7, 1998